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                                                                    EXHIBIT 10.4


                           Chordiant Software, Inc.

                1999 Non-Employee Directors' Stock Option Plan

                           Adopted November 30, 1999
                Approved By Stockholders _______________, _____

                 Effective Date: Upon Initial Public Offering

                            Termination Date:  None

1.   Purposes.

     (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

     (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

     (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(b) of the Plan.

     (c) "Annual Meeting" means the annual meeting of the stockholders of the Company.

     (d)     "Board" means the Board of Directors of the Company.

     (e)     "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee Grant" means an Option granted to a member of a committee of the Board pursuant to subsection 6(c) of the Plan.

     (g)     "Common Stock" means the common stock of the Company.

     (h)     "Company" means Chordiant Software, Inc., a Delaware corporation.

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     (i)     "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

     (j) "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (k) "Continuous Service" means that the Optionholder's service with the Company as a Non-Employee Director is not interrupted or terminated. The Optionholder's Continuous Service shall be deemed to have terminated if the Optionholder no longer is a Non-Employee Director. However, merely becoming a Consultant, for example, will not constitute an interruption of Continuous Service if the Optionholder still is a Non-Employee Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave or any other personal leave.

     (l)     "Director" means a member of the Board of Directors of the Company.

     (m) "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

     (n) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a

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share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

             (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (q) "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

     (r) "IPO Date" means the effective date of the initial public offering of the Common Stock.

     (s)     "Non-Employee Director" means a Director who is not an Employee.

     (t) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (v) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (w) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (x) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (y) "Plan" means this Chordiant Software, Inc. 1999 Non-Employee Directors' Stock Option Plan.

     (z) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (aa)    "Securities Act" means the Securities Act of 1933, as amended.

3.   Administration.

     (a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

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     (b)     Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine the provisions of each Option to the extent not specified in the Plan.

             (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iii) To amend the Plan or an Option as provided in Section 12.

             (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

     (c) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.   Shares Subject to the Plan.

     (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock and to the provisions of subsection 4(b) relating to automatic increases in the share reserve, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate Seven Hundred Thousand (700,000) shares of Common Stock.

     (b) Automatic Increase to the Share Reserve. The aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan as specified in subsection 4(a) hereof automatically shall be increased as follows:

             (i) For a period of ten (10) years, on October 1 of each year (the "Calculation Date"), commencing in 2000, the aggregate number of shares of Common Stock specified in subsection 4(a) hereof shall be increased by the greater of (1) that number of shares of Common Stock equal to one-half of one percent (0.5%) of the Diluted Shares Outstanding or (2) that number of shares of Common Stock that have been made subject to Options granted under the Plan in the prior 12-month period; provided, however, that each year the Board, in its discretion, may provide for a smaller increase in the share reserve.

             (ii) For purposes of subsection 4(b)(i) hereof, "Diluted Shares Outstanding" shall mean, as of any date, (1) the number of outstanding shares of Common Stock on such Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding Preferred Stock and convertible

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notes, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

     (c) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

     (d) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

     The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors.

6.   Non-Discretionary Grants.

     Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

     (a)     Initial Grants.

             (i) On the IPO Date, each person who is then a Non-Employee Director automatically shall be granted an Initial Grant to purchase Twenty-five Thousand (25,000) shares of Common Stock on the terms and conditions set forth herein.

             (ii) After the IPO Date, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase Twenty-five Thousand (25,000) shares of Common Stock on the terms and conditions set forth herein.

     (b)     Annual Grants.

             (i) On the day following each Annual Meeting after the IPO Date, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase Seven Thousand Five Hundred (7,500) shares of Common Stock on the terms and conditions set forth herein.

             (ii) If a person is first elected or appointed as a Non-Employee Director during the 12-month period following the time specified in subsection 6(b)(i) but before the next Annual Meeting, then such person automatically shall be granted an Annual Grant that is pro rated as to the number of shares and the vesting schedule. The pro rated number of shares shall be determined by reducing Seven Thousand Five Hundred (7,500) shares of Common Stock by Six

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Hundred Twenty-five (625) shares of Common Stock for each full month that has elapsed between the date of the prior Annual Meeting and the date of such election or appointment. The pro rated shares shall vest monthly after the date of grant at the rate of Six Hundred Twenty-five (625) shares of Common Stock per month.

     (c)      Committee Grants.

              (i) On the day following each Annual Meeting after the IPO Date, each Non-Employee Director who is then a member of a committee of the Board automatically shall be granted, for each such committee, an Option to purchase Five Thousand (5,000) shares of Common Stock.

              (ii) If a person is first appointed to a committee of the Board during the 12-month period following the time specified in subsection 6(c)(i) but before the next Annual Meeting, then such person automatically shall be granted a Committee Grant that is pro rated as to the number of shares and the vesting schedule. The pro rated number of shares shall be determined by reducing Five Thousand (5,000) shares of Common Stock by Four Hundred Sixteen and 7/10/th/ (416.7) shares of Common Stock for each full month that has elapsed between the date of the prior Annual Meeting and the date of such appointment (rounded down to the nearest whole share). The pro rated shares shall vest monthly after the date of grant at the rate of Four Hundred Seventeen (417) shares of Common Stock per month.

7.   Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)      Term.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b)      Exercise.  Each Option shall be exercisable immediately.

     (c) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price for an Initial Grant made on the IPO Date shall be the price at which the Common Stock is first sold to the public in the initial public offering as specified in the final prospectus. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (d) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i)

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cash or check, (ii) delivery to the Company of other Common Stock, (ii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (e) Transferability. An Option shall not be transferable except (i) by will or by the laws of descent and distribution and (ii) to the further extent permitted under the rules for a Form S-8 registration statement under the Securities Act. The Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder or a permitted transferee. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f) Vesting Generally. Options shall vest and become exercisable as follows:

              (i) Initial Grants shall provide for vesting of 1/4th of the shares one year after the date of the grant and 1/48th of the shares each month thereafter.

              (ii) Annual Grants shall provide for vesting of 1/12th of the shares each month for 12 months after the date of the grant.

              (iii) Committee Grants shall provide for vesting of 1/12th of the shares each month for 12 months after the date of the grant.

     (g) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would

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violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (i) Disability of Optionholder. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (j) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.   Covenants of the Company.

     (a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

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10.  Miscellaneous.

     (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

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11.  Adjustments upon Changes in Stock.

     (a) Capitalization Adjustments. If any change is made in the shares of Common Stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) Change in Control. In the event of a: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then: (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Employees, Directors or Consultants, the vesting of such Options (and, if applicable, the time during which such Options may be exercised) shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised (if applicable) prior to such event.

     (c) Acceleration of Vesting. In the event of any transaction described in subsection 11(b) (other than a merger or consolidation for the purpose of a change in domicile) and subject to any limitation set forth in an Option, with respect to Options held by persons then performing services as an Employee, Director or Consultant of the Company, the vesting of such Options shall be automatically accelerated immediately prior to such transaction such that each such Option shall be exercisable for such number of vested shares that would have been vested as of the date one year following the date of the transaction.

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In the event the terms of an Option provide for acceleration of vesting due to a transaction described in subsection 11(b) or a similar transaction, the acceleration provisions of this subsection 11(c) shall not be applicable to such Option.

12.  Amendment of the Plan and Options.

     (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

     (c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.  Termination or Suspension of the Plan.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.  Effective Date of Plan.

     The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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15.  Choice of Law.

     All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

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